UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2013

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
Verint Systems Inc. ("Verint") is disclosing in this Current Report certain presentation slides being provided to its lenders and certain prospective lenders.  These presentation slides include, among other things, a re-affirmation of Verint's previous guidance for the year ended January 31, 2013.  The presentation slides are attached as Exhibit 99.1 hereto, are incorporated by reference into this Item 2.02 in their entirety, and are being furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01    Regulation FD Disclosure.
The information referred to in "Item 2.02 Results of Operations and Financial Condition" above is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date: February 14, 2013	By: /s/ Douglas E. Robinson

Name:	Douglas E. Robinson

Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Slides